                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):   MAY 22, 2001






                          CLAYTON WILLIAMS ENERGY, INC.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                      0-20838                75-2396863
-------------------------------     ----------------      ----------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)



6 DESTA DRIVE, SUITE 6500, MIDLAND, TEXAS                             79705-5510
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip code)



        Registrant's Telephone Number, including area code:  (915) 682-6324


                                    Not applicable
    --------------------------------------------------------------------------
    (Former name, former address and former fiscal year, if changed since last report)

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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is provided as part of the information furnished under
Item 9 of this report.



   EXHIBIT
   NUMBER       DESCRIPTION
   -------      -----------
    99.1        Clayton Williams Energy, Inc. Second Quarter and Year 2001
                Financial Guidance Disclosures


ITEM 9 - REGULATION FD DISCLOSURE

The Company hereby incorporates by reference into this Item 9 of Form 8-K the Second Quarter and Year 2001 Financial Guidance Disclosures attached as
Exhibit 99.1. This Exhibit 99.1 is being furnished to provide public disclosure of the Company's estimates to permit preparation of financial models of the Company's operating results for the quarter ending June 30, 2001 and the year ending December 31, 2001. The Company cautions users of this information that the estimates provided in this Exhibit 99.1 are based on information available to the Company as of the date of this filing, and actual results may vary materially from these estimates. The Company does not undertake any obligation to update these estimates as conditions change or as additional information becomes available.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                              CLAYTON WILLIAMS ENERGY, INC.


Date: May 22, 2001                      By:   /s/ L. Paul Latham
                                              ----------------------------------
                                              L. Paul Latham
                                              Executive Vice President and Chief
                                              Operating Officer



Date: May 22, 2001                      By:   /s/ Mel G. Riggs
                                              ----------------------------------
                                              Mel G. Riggs
                                              Senior Vice President and Chief
                                              Financial Officer

                                INDEX TO EXHIBITS



   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------
    99.1          Clayton Williams Energy, Inc. Second Quarter and Year 2001
                  Financial Guidance Disclosures
